UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026	43026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

010-8639-4054/4/AMERICAS

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Drainage Systems, Inc. (the “Company”) was held via webcast on July 24, 2018, at 10:00 a.m. Eastern Time. Stockholders were able to participate in the Annual Meeting and vote via live webcast. Stockholders considered three proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on June 8, 2018. The final voting results are reported below.

Proposal One: Election of three directors, including Robert M. Eversole, Alexander R. Fischer and M.A. (Mark) Haney to serve for a three-year term until the 2021 annual meeting of stockholders.

The Company’s stockholders elected each of the three nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Robert M. Eversole	61,316,483	8,056,803	3,866,409	2,245,093
Alexander R. Fischer	61,187,602	8,184,698	3,867,395	2,245,093
M.A. (Mark) Haney	60,503,363	8,869,516	3,866,816	2,245,093

Proposal Two: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

The Company’s stockholders ratified the selection of Deloitte & Touche LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
54,944,971	20,271,712	268,105	–

Proposal Three: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Company’s Proxy Statement.

The Company’s stockholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
56,161,219	12,197,689	4,880,787	2,245,093

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: July 25, 2018	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO, & Secretary

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